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                           PREMIER BANCSHARES, INC.
                          DIRECTORS' STOCK OPTION PLAN


1.  PURPOSE
    -------

     The purpose of the Premier Bancshares, Inc. Directors' Stock Option Plan (the "Plan") is to provide members of the Board of Directors (the "Board") of Premier Bancshares, Inc. (the "Corporation") and members of the boards of directors of its Subsidiaries with the opportunity to defer receipt of all or part of their compensation as a Director (as defined below) and to acquire or increase their holdings of the common stock of the Corporation (the "Common Stock") in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of stock options ("Options") to acquire shares of the Common Stock. Such Options may be incentive stock options ("Incentive Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("Nonqualified Options").

2.  ADMINISTRATION OF THE PLAN
    --------------------------

          (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board and comprised solely of members of the Board. The Committee shall include no fewer than the minimum number of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required by Rule 16b-3 or any successor rule.

          (b) Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly called and held. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to take action with respect to the Plan including, without limitation, the authority to (i) to prescribe the form or forms of the agreements evidencing Options granted under the Plan; (ii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iii) to construe and interpret the Plan, the rules and regulations and the agreements, and to make all other determinations deemed necessary or advisable for administering the Plan.

3.   EFFECTIVE DATE
     --------------

          The effective date of the Plan shall be June 15, 1997 (the "Effective Date"). Options may be granted effective on or after the Effective Date but not after June 14, 2007.

4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN
     ------------------------------------------

          Subject to adjustment as provided in Section 10, the shares of Common Stock that may be issued and sold pursuant to Options granted under the Plan shall not exceed 150,000 shares of authorized but unissued or reacquired shares of the Common Stock of the Corporation. The Corporation hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of Options granted hereunder. Any shares of Common Stock subject to an Option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an Option granted under the Plan. No Director may be granted Options in any calendar year for more than 15,000 shares of Common Stock.

5.   ELIGIBILITY
     -----------

          (a) Options may be granted only to individuals who are members of the Board of the Corporation or the board of directors of a Subsidiary of the Corporation at the time of grant. Such individuals may be employees or non-employees of the Corporation or a related corporation. Persons who are eligible to participate in the Plan are referred to herein individually as a "Director" and collectively as "Directors," and a Director who elects to participate in the Plan is referred to herein as a "Participant."

          (b) Notwithstanding the foregoing, the following provisions apply with respect to the grant of Incentive Options:

          (i) An Incentive Option may only be granted to a person who is an employee of the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied.

          (ii) With respect to the grant of an Incentive Option, the individual is an employee who does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation; provided, that an individual owning more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation may be granted an Incentive Option if the price at which such Option may be exercised is greater than or equal to 110% of the fair market value of the shares on the date the Option is granted and the period of the Option does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Code.

6.   GRANT OF OPTIONS
     ----------------

     (a) Both Nonqualified Options and Incentive Options may be granted under the Plan. If a Director is an employee of the Corporation or a related corporation on the date of grant of an Option, such Option shall be intended to be designated as an Incentive Option. If a Director is not an employee of the Corporation or a related corporation on the date of

                                      -2-
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grant of an Option, such Option shall be treated as a Nonqualified Option.  To the extent that any Option is designated as an Incentive Option and such Option does not qualify as an Incentive Option, it shall constitute a Nonqualified Option.

     (b) A Participant's total compensation for services as a Director shall consist of a combination of (1) the annual retainer received by such Director (the "Retainer Fee") and (2) the sum of all meeting fees of the Board, Subsidiary board and board committee on which such Director serves (the "Meeting Fees"). Each Participant may elect under the Plan to defer 0%, 50% or 100% of his Retainer Fee for each calendar year for the application of that amount toward the grant of Options. In addition, each Participant may elect under the Plan to defer 0%, 50% or 100% of his Meeting Fees for each calendar year for the application of that amount towards the grant of Options.

     (c) Each Participant shall make an irrevocable election in writing to receive Options in lieu of all or a designated percentage of his Retainer Fee or Meeting Fees, or both, on or before December 31 of the year preceding the calendar year for which the Retainer Fees or Meeting Fees apply.

     (d) On July 1 following the beginning of the calendar year for which an election has been made pursuant to this Section 6, Options shall be granted to any Participant for the elected portion of his Retainer Fee for that calendar year. On that same date, Options shall be granted to any Participant who has so elected for the elected portion of the Meeting Fees actually earned by the Participant in the first six-month period of the applicable calendar year. For the second six months of the applicable calendar year, Options shall be granted to Participants for the elected portion of the Meeting Fees actually earned for the second six months on December 31 of the applicable calendar year. For purposes of this Section 6(d), the following rules shall apply in making the above calculations:

     (i) The elected portion of the Meeting Fees earned in the first six months of the calendar year shall be defined as the fraction of the Meeting Fees that the Participant elected to defer, multiplied by the cash attendance fee for each Board, Subsidiary board and committee meeting, multiplied by the number of such meetings actually attended by that director in the first six months of the applicable calendar year; and

     (ii) The elected portion of the Meeting Fees earned in the second six months of the calendar year shall be defined as the fraction of the Meeting Fees that the Participant elected to defer, multiplied by the cash attendance fee for each Board, Subsidiary board and committee meeting, multiplied by the number of such meetings actually attended in the second six months of the applicable calendar year.

     (e) For purposes of determining the number of shares to be the subject an Option granted in accordance with the Plan, the number of shares will be equal to that number of whole shares of Common Stock that has an aggregate fair market value on the date of grant closest to, but not in excess of, the combined amount of elected Retainer Fees and/or Meeting Fees that are applied to the grant of Options at such time.

                                      -3-
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     (f) Fractional shares of Common Stock shall not be granted under the Plan, and any remaining amount of elected Retainer Fees and Meeting Fees will be paid to each Participant in cash as soon as possible after the date or dates Option grants are made in accordance with the Plan, unless otherwise deferred pursuant to a plan or arrangement between the Participant and the Corporation.

7.   OPTION PRICE
     ------------

          The price per share at which an Incentive Option may be exercised shall be equal to the fair market value per share of the Common Stock on the date the Option is granted. The price per share at which a Nonqualified Option may be exercised shall be 85% of the fair market value of the Common Stock on the date the Option is granted. The price per share at which an Incentive Option or Nonqualified Option may be exercised is referred to herein as the "Option price." In addition, the following rules shall apply:

     (a) The "fair market value" of the shares shall mean: (i) if the shares of Common Stock are listed for trading on the American Stock Exchange or the New York Stock Exchange or included in The Nasdaq National Market, the fair market value shall be the closing sales price of the shares on the American Stock Exchange or the New York Stock Exchange or as reported in The Nasdaq National Market (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then fair market value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any manner consistent with the Code and accompanying regulations.

     (b) In no event shall there first become exercisable by a Participant in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000.

8.   OPTION PERIOD AND OPTION EXERCISE; LIMITATIONS ON THE RIGHT TO EXERCISE
     -----------------------------------------------------------------------
OPTIONS
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     (a) The period during which an Option may be exercised (the "Option period") shall be ten years from the date on which the Option is granted. An Option shall be fully exercisable with respect to the total number of shares of Common Stock subject to the Option as of the date of grant. An option or portion thereof not exercised before the expiration of the Option period shall terminate.

     (b) An Option may be exercised by giving written notice of at least ten days to the Committee or its designee at such place as the Committee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (i) cash; (ii) shares owned by the Participant at the time of

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exercise; (iii) shares of common stock withheld upon exercise; (iv) delivery of a properly executed written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option price; or (v) any combination of the foregoing methods. Shares tendered or withheld in payment upon the exercise of an Option shall be valued at their fair market value on the date of exercise, as determined by the Committee by applying the provisions of Section 7(a).

     (c) No Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5, and has been an employee continuously since the date the Option was granted, subject to the following:

     (i) An Option shall not be affected by any change in the terms, conditions or status of the Participant's employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

     (ii) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. For purposes of this Section 8(c)(ii), "disability" shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     (iii) If the employment of a Participant is terminated because of disability within the meaning of subparagraph (ii), or if the Participant dies while he is an employee or dies after the termination of his employment because of disability, the Option may be exercised only to the extent exercisable on the date of the Participant's termination of employment or death while employed (the "termination date"), except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable:
(A) the close of the period of twelve months next succeeding the termination date; or (B) the close of the Option period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

     (iv) If the employment of the Participant is terminated for any reason other than disability (as defined in subparagraph (ii)) or death or for "cause," his Option may be exercised to the extent exercisable on the date of such termination of employment, except that the Committee may in its discretion accelerate the date for exercising all or

                                      -5-
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any part of the Option which was not otherwise exercisable on the date of such termination of employment. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the Option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (A) or (B) of this subparagraph (iv), the Participant shall be treated as having died while employed under subparagraph (iii) immediately preceding (treating for this purpose the Participant's date of termination of employment as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

     (v) If the employment of the Participant is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time and date of his termination of employment as determined by the Committee. For purposes of this subparagraph (v) and subparagraph (iv), the Participant's termination shall be for "cause" if such termination results from the Participant's (A) dishonesty; (B) refusal to perform his duties for the Corporation; or (C) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

     (vi) Notwithstanding the foregoing, the Committee shall have authority, in its discretion, to extend the period during which an Option may be exercised; provided that, in the event that any such extension shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension shall be made without the prior written request and consent of the Optionee.

     (d) No Option granted to a Participant who was not an employee of the Corporation or a related corporation at the time of grant shall be exercised unless the Participant either (i) is, at the time of exercise, a Director and has been a Director continuously since the date the Option was granted, or (ii) was, within 90 days prior to the time of exercise, a Director and, prior to such termination of service as a Director, had been a Director continuously since the date the Option was granted; provided, that if the Participant's service as a Director is terminated because of death, such Option shall be exercisable by such person or persons who shall have acquired the right to exercise the Option by will or the laws of intestate succession, and such Option shall be exercisable at any time prior to the earlier of (A) the close of the Option period, or (B) the close of the period ending twelve months from the date of death of the Participant. Notwithstanding the foregoing, the Committee may, in its discretion, extend the period during which an Option may be exercised upon written request of an Optionee.

     (e) A Participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until certificates for such shares are issued to him or them under the Plan.

     (f) Nothing in the Plan shall confer upon the Director any right to continue in the service of the Corporation or a related corporation as an employee or member of the Board or the board of a Subsidiary, or to interfere in any way with the right of the Corporation or a related corporation to terminate the Director's service or employment at any time.


9.   NONTRANSFERABILITY OF OPTIONS AND SHARES
     ----------------------------------------

     Incentive Options granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Nonqualified Options granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder, except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). An Option shall be exercisable during the Optionee's lifetime only by him. To the extent required by Section 16 of the Exchange Act, shares acquired upon the exercise of an Option shall not, without the consent of the Committee, be transferable (including by pledge or hypothecation) until the expiration of six months after the date the Option was granted.

10.  DILUTION OR OTHER ADJUSTMENTS
     -----------------------------

     If there is any change in the outstanding shares of Common Stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, or other change in the capital stock structure of the Corporation, the Committee shall make such adjustments to Options, to the number of shares reserved for issuance and issuable under the Plan, and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Options or otherwise advisable to reflect such change.

11.  WITHHOLDING
     -----------

     The Corporation shall require any recipient of shares pursuant to the exercise of a Nonqualified Option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such Optionee. Notwithstanding the foregoing, the Optionee may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to the exercise of a Nonqualified Option, by electing (the "Election") to have the Corporation withhold shares of Common Stock from the shares to which the Optionee is entitled. The number of shares to be withheld shall have a fair market value (determined in accordance with Section 7) as of the date that the amount of tax to be withheld is determined (the "Tax Date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Committee prior to the Tax Date.

12.  CERTAIN DEFINITIONS
     -------------------

     For purposes of the Plan, the following terms shall have the meaning indicated:

     (a) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

          (b) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time that the Option is granted, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

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     (c) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time that the Option is granted, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

     (d) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

     In general, terms used in the Plan shall, where appropriate, be given the meaning ascribed to them under the provisions of the Code applicable to incentive stock Options.

13.  STOCK OPTION AGREEMENT
     ----------------------

     The grant of any Option under the Plan shall be evidenced by the execution of an agreement (the "Agreement") between the Corporation and the Optionee.
Such Agreement shall set forth the date of grant of the Option, the Option price, the Option period, the designation of the Option as an Incentive Option or a Nonqualified Option, and the time or times when and the conditions upon the happening of which the Option shall become exercisable. Such Agreement shall also set forth the restrictions, if any, with respect to which the shares to be purchased thereunder shall be subject, and such other terms and conditions as the Committee shall determine which are consistent with the provisions of the Plan and applicable law and regulations.

14.  RESTRICTIONS ON SHARES
     ----------------------

     The Corporation may impose such restrictions on any shares acquired upon exercise of Options granted under the Plan as it may deem advisable, including, without limitation, restrictions necessary to ensure compliance with the Securities Act, under the requirements of any applicable self-regulatory organization and under any blue sky or state securities laws applicable to such shares. The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Corporation.


15.  AMENDMENT OR TERMINATION
     ------------------------

     The Plan may be amended or terminated at any time by action of the Board; provided, that:

     (a) Any amendment which would (i) materially increase the aggregate number of shares which may be issued under the Plan (other than changes as described in Section 10), or (ii) materially change the requirements for eligibility to receive Options under the Plan shall be made only with the approval of the shareholders of the Corporation.

     (b) No outstanding Option shall be amended or terminated (i) without the consent of the Optionee if such amendment or termination would adversely affect the Optionee's rights with respect to such Option; and (ii) if the Option is an Incentive Option, without the opinion of legal counsel to the Corporation that such amendment or termination will not constitute a "modification" within the meaning of Section 424 of the Code if the Committee determines such an opinion is necessary.

16.  APPLICABLE LAW
     --------------

     Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of Georgia.

17.  SECTION 16(B) COMPLIANCE
     ------------------------

     To the extent that participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or successor rules applicable to the Plan.

18.  SHAREHOLDER APPROVAL
     --------------------

     The Plan is subject to the approval of the shareholders of the Corporation, which approval must occur, if at all, within twelve months of the effective date of the Plan. All Incentive Options granted prior to shareholder approval shall be conditioned upon such approval, and no Incentive Option shall be exercisable prior to such approval.

          IN WITNESS WHEREOF, this Premier Bancshares, Inc. Directors' Stock Option Plan has been executed in behalf of the Corporation effective as of the __ day of __________, 1997.


                              PREMIER BANCSHARES, INC.



                              By: /s/ Darrell D. Pittard
                                 ----------------------------
                                    Darrell D. Pittard
                                    Chairman of the Board and
                                    Chief Executive Officer

Attest:


--------------------------
Secretary

[Corporate Seal]